UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549-1004


                                   FORM 8-K/A
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported) December 18, 2002


                             INSIGNIA SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)


          Minnesota                       0-19380                41-1656308
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


6470 Sycamore Court North, Maple Grove, Minnesota                  55369
-------------------------------------------------            -------------------
    (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (763) 392-6200
                                                           --------------


         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A includes the following financial statements and pro forma financial information for the Registrant's acquisition of the assets comprising the ValuStix (R) business from Paul A. Richards, Inc., as described in Form 8-K filed December 31, 2002.

(a)  Financial statements of businesses acquired.

     Audited Financial Statements of ValuStix as of and for the Years Ended December 31, 2000 and 2001

          And

     Unaudited Financial Statements of ValuStix as of and for the Nine Months Ended September 30, 2001 and 2002

          Report of Independent Auditors

          Balance Sheets

          Statements of Operations and Owners' Equity

          Statements of Cash Flows

          Notes to Financial Statements

(b)  Pro forma financial information

          Unaudited Pro Forma Condensed Combined Financial Statements of Insignia Systems, Inc.

               Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2002

               Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2002

               Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2001

               Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)  Exhibits

Ex. No.   Description
-------   -----------
23.1      Consent of Ernst & Young LLP, Independent Auditors (filed herewith)

                         Report of Independent Auditors

The Board of Directors and Management
ValuStix

We have audited the accompanying balance sheets of ValuStix, an operating unit within Paul A. Richards, Inc., as of December 31, 2000 and 2001, and the related statements of operations and owners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ValuStix at December 31, 2000 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

                                                     /s/   Ernst & Young LLP


Minneapolis, Minnesota
January 22, 2003

                                    VALUSTIX

                                 BALANCE SHEETS

                                                   DECEMBER 31,           SEPTEMBER 30,
                                               2000            2001            2002
                                           -----------     -----------     -----------
                                                                           (UNAUDITED)
ASSETS
Current assets:
     Receivables                           $    47,500     $    43,621     $        --
     Deferred program costs                     64,084              --              --
                                           -----------     -----------     -----------
                                               111,584          43,621              --

  Property and equipment:
     Equipment                                  83,097          96,754          97,695
     Furniture, fixtures, and equipment          3,762           3,762           3,762
                                           -----------     -----------     -----------
                                                86,859         100,516         101,457
     Accumulated depreciation                  (48,805)        (61,204)        (71,740)
                                           -----------     -----------     -----------
     Net property and equipment                 38,054          39,312          29,717
                                           -----------     -----------     -----------
  Total assets                             $   149,638     $    82,933     $    29,717
                                           ===========     ===========     ===========

  LIABILITIES AND OWNERS' EQUITY
  Current liabilities:
     Accounts payable                      $    38,751     $    10,213     $     3,491
     Accrued liabilities                         2,565           2,691              --
     Deferred revenue                           70,000              --              --
                                           -----------     -----------     -----------
  Total liabilities                            111,316          12,904           3,491

  Owner's equity
     Contributed capital                     1,023,153       2,066,687       2,732,358
     Accumulated deficit                      (984,831)     (1,996,658)     (2,706,132)
                                           -----------     -----------     -----------
                                                38,322          70,029          26,226
                                           -----------     -----------     -----------
  Total liabilities and owners' equity     $   149,638     $    82,933     $    29,717
                                           ===========     ===========     ===========


SEE ACCOMPANYING NOTES.

                                    VALUSTIX

                   STATEMENTS OF OPERATIONS AND OWNERS' EQUITY

                                                    YEAR ENDED                   NINE MONTHS ENDED
                                                   DECEMBER 31,                    SEPTEMBER 30,
                                               2000            2001            2001            2002
                                           ---------------------------     ---------------------------
                                                                                   (UNAUDITED)
  Sales                                    $   105,000     $   113,621     $        --     $    29,292

  Cost of sales                                147,272         166,482              --          61,280
                                           ---------------------------     ---------------------------
  Gross margin (loss)                          (42,272)        (52,861)             --         (31,988)

  Operating expenses:
     Sales and marketing                       691,187         808,430         735,680         561,553
     General and administrative                127,261         150,536         163,667         115,933
                                           ---------------------------     ---------------------------
                                               818,448         958,966         899,347         677,486
                                           ---------------------------     ---------------------------

  Net loss                                    (860,720)     (1,011,827)       (899,347)       (709,474)

  Owners' equity
     Beginning of year                          38,581          38,322          38,322          70,029
     Contributions of services by owner             --          69,902          69,902              --
     Contributions by owner                    860,461         973,632         842,599         665,671
                                           ---------------------------     ---------------------------
     End of year                           $    38,322     $    70,029     $    51,476     $    26,226
                                           ===========================     ===========================

SEE ACCOMPANYING NOTES.

                                    VALUSTIX

                            STATEMENTS OF CASH FLOWS

                                                        YEAR ENDED                  NINE MONTHS ENDED
                                                       DECEMBER 31,                   SEPTEMBER 30,
                                                   2000            2001            2001           2002
                                               ---------------------------     ---------------------------
OPERATING ACTIVITIES
  Net loss                                     $  (860,720)    $(1,011,827)    $  (899,347)    $  (709,474)
  Adjustments to reconcile net loss to net
     cash (used in) operating activities:
       Depreciation                                 16,044          12,399          12,305          10,536
       Contribution of services by owner                --          69,902          69,902              --
       Changes in operating assets and
         liabilities:
            Receivables                            (47,500)          3,879          47,500          43,621
            Prepaid expenses                       (64,084)         64,084          43,541              --
            Accounts payable                        38,751         (28,538)        (38,751)         (6,722)
            Accrued liabilities                      2,565             126          (1,163)         (2,691)
            Deferred revenue                        70,000         (70,000)        (70,000)             --
                                               ---------------------------     ---------------------------
  Net cash used in operating activities           (844,944)       (959,975)       (836,013)       (664,730)

  INVESTING ACTIVITIES
  Capital expenditures                             (15,517)        (13,657)         (6,586)           (941)
                                               ---------------------------     ---------------------------
  Net cash used in investing activities            (15,517)        (13,657)         (6,586)           (941)

  FINANCING ACTIVITIES
  Capital contributed by owner                     860,461         973,632         842,599         665,671
                                               ---------------------------     ---------------------------
  Net cash provided by financing activities        860,461         973,632         842,599         665,671
                                               ---------------------------     ---------------------------

  Net increase (decrease) in cash              $        --     $        --     $        --     $        --
                                               ===========================     ===========================

SEE ACCOMPANYING NOTES.

                                       16
                                    VALUSTIX

                          NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

ValuStix (the Company) is an operating unit within Paul A. Richards, Inc. (PAR), a New York company. These financial statements reflect the financial position, results of operations, and cash flows of ValuStix, as if it were a stand-alone company.

The ValuStix business is a proprietary system that allows retailers and manufacturers to attach coupons and other promotional materials to products that are sold in grocery stores and other retail locations. Coupons and promotional materials are applied to any product at the point-of-production in pressure sensitive booklets via customized equipment. The booklets can be adhered to all categories of products, including frozen foods, refrigerated foods, dairy products and produce.

BASIS OF PRESENTATION

The financial statements have been derived from the financial statements and accounting records of Paul A. Richards, Inc. using the historical results of operations and historical basis of certain assets and liabilities of the Company's business. Management believes the assumptions underlying the financial statements are reasonable. However, the financial statements included herein may not necessarily reflect the Company's results of operations, financial position, and cash flows in the future or what its results of operations, financial position, and cash flows would have been had the Company been a stand-alone company during the periods presented.

The financial statements include allocations of certain Paul A. Richards, Inc. corporate assets, liabilities, and expenses to the ValuStix business that is being sold to an outside party (see Note 3). Product costs are based on direct labor, overhead and materials assigned to each coupon project. Sales, marketing, and general and administrative wages and benefits are based on actual time devoted to ValuStix operations. Overhead costs have been allocated based on the ratio of wages and benefits allocated to ValuStix as a percentage of Paul A. Richards, Inc.'s total wages and benefits. Overhead primarily includes rent, utilities, accounting and other administrative costs. Management believes the costs of these services charged to the Company are a reasonable representation of the costs that would have been incurred if the Company had performed these functions as a stand-alone company.

                                    VALUSTIX

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The information presented as of September 30, 2002 and for the nine months ended September 30, 2001 and 2002 is unaudited. In the opinion of management of PAR, the accompanying unaudited financial statements contain all adjustments considered necessary for the fair presentation of ValuStix's financial position as of September 30, 2002, the results of its operations for the nine month periods ended September 30, 2001 and 2002 and its cash flows for the nine months ended September 30, 2001 and 2002.

ACCOUNTS RECEIVABLE

The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support amounts due.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets as follows:

Equipment                            3 - 5 years
Furniture and fixtures                   7 years

IMPAIRMENT OF LONG-LIVED ASSETS

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) 144 "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS," which was effective January 1, 2002. SFAS 144 supercedes SFAS 121 and further clarifies the accounting for disposals of long-lived assets. The Company will record impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

REVENUE RECOGNITION

The Company recognizes revenue over the period of service related to the coupon projects.

                                    VALUSTIX

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INCOME TAXES

PAR, with the consent of its shareholder, elected to be taxed as an S corporation under the Internal Revenue Code and applicable state statutes. Consequently, no income taxes are recorded in the financial statements since the net income (loss) will be included in the tax returns of the shareholder.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include an allocation of costs by Paul A. Richards, Inc., among other estimates. Actual results could differ from those estimates.


2. CONCENTRATIONS

MAJOR CUSTOMERS

During the year ended December 31, 2000 six customers each accounted for 16% of the Company's total net sales. At December 31, 2000 two customers accounted for all of the Company's accounts receivable. During the year ended December 31, 2001 one customer accounted for 38% of the Company's total net sales and all of its accounts receivable as of December 31, 2001.

Although there are a number of customers that the Company sells to, the loss of a major customer could cause a delay in and possible loss of sales, which would adversely affect operating results.

SUPPLIERS

The Company subcontracts with one vendor for the printing of the ValuStix coupons. Although there are a limited number of printers capable of providing this service, management believes that other printers could provide the coupons on comparable terms. The time required to locate and qualify other printers, however, could cause a delay that may be financially disruptive to the Company.

                                    VALUSTIX

3. SUBSEQUENT EVENT

On December 23, 2002, all of the assets comprising the ValuStix business were acquired by Insignia Systems, Inc. (Insignia), a Minnesota company, for $3,000,000 in cash, plus a five-year royalty based on annual net sales over a threshold amount, pursuant to an Asset Purchase Agreement dated December 23, 2002 between Paul A. Richards, Inc. and Insignia. The price was determined based on the value of the assets transferred and expectations concerning future sales of the product line. Insignia is not related to Paul A. Richards, Inc. in any manner.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Insignia Systems, Inc. and ValuStix been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of Insignia Systems, Inc., included in its Form 10-K and Form 10-Q filed with the Securities and Exchange Commission on March 29, 2002 and October 31, 2002, respectively, and the historical audited financial statements and related notes of ValuStix, included elsewhere in this Form 8-K/A.

The following unaudited pro forma condensed combined financial statements are accounted for in accordance with Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS (SFAS 141). The purchase price allocation is preliminary. The pro forma condensed combined financial statements are based on the respective historical financial statements of Insignia Systems, Inc. and ValuStix and assumes the acquisition took place on January 1, 2001. The pro forma adjustments are based on the estimates and assumptions set forth in the notes to such statements.

                             INSIGNIA SYSTEMS, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002

                                                      Insignia
                                                       Systems,                                            Pro Forma
                                                         Inc.          ValuStix       Adjustments           Combined
                                                     ------------    ------------    ------------         ------------
                                                      (UNAUDITED)     (UNAUDITED)     (UNAUDITED)          (UNAUDITED)
 ASSETS
 Current Assets:
               Cash and cash equivalents             $  2,640,777    $         --    $ (3,000,000) (a)    $  6,681,777
                                                                                        7,041,000  (c)
               Accounts receivable, net                 3,420,395              --                            3,420,395
               Inventories                                803,743              --                              803,743
               Prepaid expenses                           275,109              --                              275,109
                                                     -----------------------------------------------------------------
               Total Current Assets                     7,140,024              --       4,041,000           11,181,024
                                                                                                                    --
 Property and Equipment, at cost                        3,132,727         101,457        (101,457) (b)       3,132,727
                                                                                           15,000  (a)          15,000
 Accumulated depreciation and amortization             (2,531,901)        (71,740)         71,740  (b)      (2,531,901)
                                                     -----------------------------------------------------------------
               Total Property and Equipment               600,826          29,717         (14,717)             615,826

 Other Assets:
               Goodwill                                        --              --       2,985,000  (a)       2,985,000

                                                     -----------------------------------------------------------------
 Total Assets                                        $  7,740,850    $     29,717    $  7,011,283         $ 14,781,850
                                                     =================================================================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current Liabilities:
               Line of credit                        $    322,458    $         --                         $    322,458
               Accounts payable                           486,418           3,491          (3,491) (b)         486,418
               Accrued liabilities                      2,416,869              --              --            2,416,869
               Deferred revenue                           507,998              --                              507,998
                                                     -----------------------------------------------------------------
               Total Current Liabilities                3,733,743           3,491          (3,491)           3,733,743

 Shareholders' Equity:
               Common stock                               109,274                           8,161  (c)         117,435
               Additional paid-in capital              18,759,854                       7,032,839  (c)      25,792,693
               Contributed capital                                      2,732,358      (2,732,358) (b)              --
               Accumulated deficit                    (14,862,021)     (2,706,132)      2,706,132  (b)     (14,862,021)
                                                     -----------------------------------------------------------------
               Total Shareholders' Equity               4,007,107          26,226       7,014,774           11,048,107
                                                     -----------------------------------------------------------------

 Total Liabilities and Shareholders' Equity          $  7,740,850    $     29,717    $  7,011,283         $ 14,781,850
                                                     =================================================================

SEE ACCOMPANYING NOTES.

                             INSIGNIA SYSTEMS, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                                   Insignia
                                                                   Systems,                                             Pro Forma
                                                                     Inc.          ValuStix          Adjustments        Combined
                                                                 ------------    ------------       ------------      ------------
                                                                  (UNAUDITED)     (UNAUDITED)                          (UNAUDITED)
 Net Sales                                                       $ 16,913,907    $     29,292                         $ 16,943,199

 Cost of Sales                                                      6,726,743          61,280          (6,840) (d)       6,781,183
                                                                 -----------------------------------------------------------------

 Gross Profit (Loss)                                               10,187,164         (31,988)          6,840           10,162,016

 Operating Expenses
                    POPS                                            5,460,173              --              --            5,460,173
                    Sales and marketing                             2,728,044         561,553         (61,560) (d)       3,228,037
                    General and administrative                      1,876,021         115,933          (8,286) (e)       1,983,668
                                                                 -----------------------------------------------------------------
                                                                   10,064,238         677,486         (69,846)          10,671,878
                                                                 -----------------------------------------------------------------

 Operating Income (Loss)                                              122,926        (709,474)         76,686             (509,862)

 Other Income (Expense)
                    Interest income                                    37,895              --              --               37,895
                    Interest expense                                  (44,476)             --              --              (44,476)
                    Other income (expense)                            (93,943)             --              --              (93,943)
                                                                 -----------------------------------------------------------------
                                                                     (100,524)             --                             (100,524)

                                                                 -----------------------------------------------------------------
 Net Income (Loss)                                               $     22,402    $   (709,474)         76,686         $   (610,386)
                                                                 =================================================================
 Net income (loss) per share:
                    Basic                                        $       0.00                                         $      (0.05)
                    Diluted                                      $       0.00                                         $      (0.05)

 Shares used in calculation of net income (loss) per share:
                    Basic                                          10,802,774                                           11,618,874
                    Diluted                                        11,679,294                                           12,495,394


SEE ACCOMPANYING NOTES.

                             INSIGNIA SYSTEMS, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                   Insignia
                                                                   Systems,                                            Pro Forma
                                                                     Inc.          ValuStix       Adjustments           Combined
                                                                 ------------    ------------    ------------         ------------
                                                                                                                       (UNAUDITED)
 Net Sales                                                       $ 19,933,166    $    113,621                         $ 20,046,787

 Cost of Sales                                                      8,571,771         166,482          (6,189) (d)       8,732,064
                                                                 -----------------------------------------------------------------

 Gross Profit (Loss)                                               11,361,395         (52,861)          6,189           11,314,723

 Operating Expenses
                    POPS                                            6,045,848                                            6,045,848
                    Sales and marketing                             2,894,417         808,430         (26,873) (d)       3,675,974
                    General and administrative                      2,302,361         150,536          (9,399) (e)       2,443,498
                                                                 -----------------------------------------------------------------
                                                                   11,242,626         958,966         (36,272)          12,165,320
                                                                 -----------------------------------------------------------------

 Operating Income (Loss)                                              118,769      (1,011,827)         42,461             (850,597)

 Other Income (Expense)
                    Interest income                                    61,895              --                               61,895
                    Interest expense                                  (69,828)             --                              (69,828)
                    Other income (expense)                              9,994              --                                9,994
                                                                 -----------------------------------------------------------------
                                                                        2,061              --                                2,061

                                                                 -----------------------------------------------------------------
 Net Income (Loss)                                               $    120,830    $ (1,011,827)         42,461         $   (848,536)
                                                                 =================================================================

 Net income (loss) per share:
                    Basic                                        $       0.01                                         $      (0.08)
                    Diluted                                      $       0.01                                         $      (0.08)
 Shares used in calculation of net income (loss) per share:
                    Basic                                          10,470,075                                           11,286,175
                    Diluted                                        11,539,760                                           12,355,860

SEE ACCOMPANYING NOTES.

                             INSIGNIA SYSTEMS, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

         Certain historical data of ValuStix has been classified to conform to Insignia's presentation. The unaudited pro forma weighted average number of shares outstanding (basic and diluted) are based upon Insignia Systems, Inc.'s amounts, plus 816,100 shares issued in a December 18, 2002 private placement.


2. ALLOCATION OF PURCHASE PRICE

         The December 23, 2002 estimated purchase price of ValuStix has been allocated as follows:

                  Goodwill                            $ 2,985,000
                  Property and equipment                   15,000
                                                      -----------

                                                      $ 3,000,000
                                                      ===========


3. KEY TO PRO FORMA ADJUSTMENTS

         The unaudited pro forma condensed combined balance sheet and statements of operations include the adjustments necessary to give effect to the purchase price as if it had occurred on January 1, 2001 and to reflect the allocation of the purchase price to the fair value of the assets acquired as noted above, including the elimination of ValuStix's equity accounts. Summarized below are the pro forma adjustments necessary to reflect the acquisition of ValuStix based upon the purchase method of accounting in accordance with SFAS 141:

          a.   Record the purchase price allocation.

          b. Eliminate the assets and liabilities not acquired as part of the acquisition and also eliminate the equity accounts of ValuStix.

          c. Record common stock issued in a private placement, a portion of the proceeds of which were used to purchase ValuStix.

          d. Reduce compensation paid to Paul A. Richards to agree to level in Employment Agreement dated December 23, 2002.

          e. Reduce depreciation expense to reflect lower cost basis of property and equipment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Insignia Systems, Inc.
                                      ------------------------------------------
                                                    (Registrant)

Date:   February 27, 2003
        -----------------           By       /s/ Denni Jo Lester
                                      ------------------------------------------
                                      (Denni Jo Lester, Chief Financial Officer)

                                  EXHIBIT INDEX


Ex. No.      Description
-------      -----------


23.1         Consent of Ernst & Young LLP, Independent Auditors (filed herewith)